UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2005

RELM Wireless Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-07336	59-34862971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 Technology Drive, West Melbourne, FL	32904
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (321)-984-1414

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On April 13, 2005, the Company’s Chairman George N. Benjamin, III announced, in a press release issued by the Company attached hereto as Exhibit 99.1 and incorporated herein by reference, that the Company’s Board of Directors is currently exploring various strategic alternatives for the Company and has engaged Jefferies Quarterdeck, a division of Jefferies and Company, Inc., as the Company’s financial advisor. There is no assurance that this process will result in any specific transaction.

On April 14, 2005, PR Newswire issued a correction to the foregoing press release, attached hereto as Exhibit 99.2 and incorporated herein by reference, indicating that the dateline of the press release should have read “Olathe, Kan.” rather than “Olathe, Ky,” and setting forth the complete corrected press release in its entirety.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit Number	Description
99.1	Press Release issued by the Company on April 13, 2005
99.2	Correction issued by PR Newswire on April 14, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELM WIRELESS CORPORATION
(Registrant)

By:	/s/ WILLIAM P. KELLY
William P. Kelly Executive Vice President and Chief Financial Officer

Date: April 15, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by the Company on April 13, 2005
99.2	Correction issued by PR Newswire on April 14, 2005